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                                                                    Exhibit 10.4

                                     ISDA(R)

            INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                             DATED AS OF 17 MAY 2001

                                     BETWEEN

               AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

                              (ABN 11 005 357 522)

                                   ("PARTY A")

                                       AND

                        PERPETUAL TRUSTEE COMPANY LIMITED
        (ABN 42 000 001 007) AS TRUSTEE FOR THE KINGFISHER TRUST 2001-1G

                                   ("PARTY B")

                                       AND

                             ANZ CAPEL COURT LIMITED

                              (ABN 30 004 768 807)

                                ("TRUST MANAGER")

PART 1.  TERMINATION PROVISIONS1

In this Agreement:

(a)    "SPECIFIED ENTITY" in relation to:

       (i)   Party A, is not applicable; and

       (ii)  Party B, is not applicable.

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(d) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:

       (i)   A.   in respect of the Basis Swap, Loss will apply;

             B.    in respect of the Fixed Swap, Market Quotation will apply;

             The "Advance Refund Amount" (as defined in Section 6(e)(vi)) will be deemed to be an "Unpaid Amount" due to "S" (as defined in Section 6(e)(vi)) for purposes

--------
1   Parts 1-5 are subject to Part 6:  Securitisation Provisions.



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                                       2


            of Section 6(e) and if Loss is the applicable payment measure for purposes of Section 6(e), then this Unpaid Amount will be taken into account;

       (ii)  The Second Method will apply;

      (iii) the definition of "Loss" in Section 14 of this Agreement is amended by adding the following sentence at the end of that definition:

            "However, in relation to a Terminated Transaction that is a Basis Swap, each party's Loss is deemed to be zero."

(e)    "TERMINATION CURRENCY" will be Australian dollars.

(f)    ADDITIONAL TERMINATION EVENT.  Not Applicable.

PART 2.  TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

       It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

       (i) the accuracy of any representations made by the other party pursuant to Section 3(e) or Section 3(f) (as the case may be) of this Agreement;

       (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

       (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

       provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE TAX REPRESENTATION. For the purpose of Section 3(f) of this Agreement, Party A and Party B will make the representation:

       It is an Australian resident and does not derive the payments under this Agreement in part or whole carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

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                                       3


(a)    TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:

                                                                 COVERED BY
PARTY REQUIRED TO  FORM/DOCUMENT/            DATE BY WHICH       SECTION 3(D)
DELIVER DOCUMENT   CERTIFICATE               TO BE DELIVERED     REPRESENTATIONS
Party A and Party  Any document or           On the earlier of   Yes
B                  certificate reasonably    (a) learning that
                   required or reasonably    such document or
                   requested by Party A or   certificate is
                   Party B in connection     required and (b) as
                   with its obligations to   soon as reasonably
                   make a payment under      practicable
                   this Agreement which      following a request
                   would enable that Party   by the other party.
                   to make the payment free
                   from any deduction or
                   withholding for or on
                   account of Tax or as
                   would reduce the rate at
                   which deduction or
                   withholding for or on
                   account of Tax is
                   applied to that payment.

(b)   OTHER DOCUMENTS TO BE DELIVERED ARE:

PARTY REQUIRED TO  FORM/DOCUMENT/            DATE BY WHICH       SECTION 3(D)
DELIVER DOCUMENT   CERTIFICATE               TO BE DELIVERED     REPRESENTATIONS
Party A and Party  A list of authorised      On execution of     Yes
B                  signatories for the       this Agreement
                   party and evidence        or any relevant
                   satisfactory in form and  Confirmation and
                   substance to the other    when the list is
                   party of the authority    updated
                   of the authorised
                   signatories of the party
                   to execute this
                   Agreement and any
                   Confirmation on behalf
                   of the party.


Party A and Party  A legal opinion as to the   At any time prior  Yes
B                  validity and                to the first Issue
                   enforceability of that      Date.
                   party's obligations under
                   this Agreement in form
                   and substance (and issued by
                   legal counsel) reasonably
                   acceptable to each other party.

The Trust Manager  A copy (certified by an      Not less than 5   Yes
                   Authorised Officer of the    Business Days
                   Trust Manager to be a true   (or such lesser
                   and complete copy) to        period as Party
                   Party A of the Credit        A agrees to)
                   Support Document specified   before the Trade
                   in respect of Party B and    Date of the first
                   (without limiting any        occurring Transaction
                                                and in the case of
                                                any amending
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                                       4

                   obligation Party B may     documents entered
                   have under the terms of    into subsequent to
                   that Credit Support        that date, promptly
                   Document to notify Party   after each amending
                   A of amendments) a copy    document (if any) has
                  (certified by an            been entered into.
                   Authorised Officer of
                   the Trust Manager to be
                   a true and complete
                   copy) of any document
                   that amends in any way
                   the terms of that
                   Credit Support Document.


PART 4.  MISCELLANEOUS

(a)    ADDRESSES FOR NOTICES.  For the purpose of Section 12(a) of this
       Agreement:

       ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY A:

       ADDRESS:    Level 6, 530 Collins Street, Melbourne, Victoria 3000

       ATTENTION: Primary Markets Group

       TELEX NO:  Not applicable                ANSWERBACK: Not applicable

       FACSIMILE NO:    (03) 9273 3539     TELEPHONE NO:     (02) 9273 3538

       ELECTRONIC MESSAGING SYSTEM DETAILS:           Not applicable

       ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY B:

       ADDRESS:   Level 3, 39 Hunter Street, Sydney, NSW 2000

       ATTENTION: Manager, Securitisation Services

       TELEX NO:  Not applicable                ANSWERBACK: Not applicable

       FACSIMILE NO:    (02) 9221 7870     TELEPHONE NO:     (02) 9229 9177

       ELECTRONIC MESSAGING SYSTEM DETAILS:           Not applicable

       All notices or communications to Party B to be copied to the Trust Manager at the address below

       ADDRESS FOR NOTICES OR COMMUNICATIONS TO THE TRUST MANAGER:

       ADDRESS:   Level 16, 530 Collins Street, Melbourne, Victoria 3000

       ATTENTION: Manager, Primary Markets Group

       TELEX NO:  Not applicable                ANSWERBACK: Not Applicable

       FACSIMILE NO:    (03) 9273 3539        TELEPHONE NO:     (03) 9273 2670

       ELECTRONIC MESSAGING SYSTEM DETAILS:           Not Applicable


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                                       5

(b)    PROCESS AGENT.  For the purpose of Section 13(c) of this Agreement:

       (i)   Party A appoints as its Process Agent:  Not applicable.

       (ii)  Party B appoints as its Process Agent:  Not applicable.

(c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)    MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

       Neither Party A nor Party B is a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is the Trust Manager, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)    CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:

       (i)   in relation to Party A: Not applicable.

       (ii) in relation to Party B: the Global Master Security Trust Deed and the Deed of Charge.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A and Party B: Not applicable.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and each party submits to the non-exclusive jurisdiction of the courts of New South Wales.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to any Transactions.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

PART 5.  OTHER PROVISIONS

(1)    PAYMENTS:  In Section 2:

       (a)   In Section 2(a)(i) add the following sentence:

             "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

       (b) In Section 2(a)(ii), the first sentence is deleted and replaced with the following sentence:

             "Unless specified otherwise in this Agreement, payments under this Agreement will be made by 5.00pm (Melbourne time) on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency."

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                                       6


       (c) Insert new paragraph (iv) in Section 2(a) immediately after Section 2(a)(iii) as follows:

             "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made by a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent, under Section 2(a)(i)."

       (d)   Add the following new sentence to Section 2(b):

            "Each new account so designated shall be in the same tax
             jurisdiction as the original account."

       (e)  Insert the following new Section 2(f):

             "(f) If on a Payment Date an amount would otherwise be payable by Party A pursuant to Section 2(c) in respect of the Basis Swap, then such amount will be satisfied in part or in whole, as the case may be, to the extent of the then Prepayment Adjusted Amount (if any)."

(2)    REPRESENTATIONS:  In Section 3:

       (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

             "(including, in the case of a party being a bank authorised to carry on banking business in the Commonwealth of Australia, section 16 of the Banking Act 1959 (Cth) and section 86 of the Reserve Bank Act 1959 (Cth)),"

       (b)  Insert new paragraphs (g) and (h) in Section 3 immediately after
       Section 3(f):

             "(g) RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to each other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                   (i) NON-RELIANCE. It is acting for its own account or, in the case of Party B, as trustee of the Trust, and it has made its own independent decisions to enter into that Transaction or, in the case of Party B, has been directed to do so by the Trust Manager and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary or, in the case of Party B, at the direction of the Trust Manager. It is not relying on any communication (written or oral) of the other party



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                                       7

                         as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                   (ii) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                   (iii) STATUS OF PARTIES.  No other party is acting as a
                         fiduciary or an adviser to it in respect of that Transaction.

             (h)   TRUST.  By Party B, in respect of Party B only:

                   (i) TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the date of this Agreement.

                   (ii) SOLE TRUSTEE. It has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

                   (iii) NO PROCEEDINGS TO REMOVE.  No notice has been given
                         to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Trust.

                   (iv) POWER. It has power under the Master Trust Deed to enter into this Agreement and the Credit Support Documents in its capacity as trustee of the Trust.

                   (v) GOOD TITLE. It is the legal owner of, or has equitable title to, (as applicable), the Assets of the Trust and has power under the Master Trust Deed to mortgage or charge them in the manner provided in the Credit Support Documents in relation to Party B and, subject only to the Credit Support Documents in relation to Party B and any Security Interest permitted under the Credit Support Documents in relation to Party B, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Trust)."

(3A) COLLATERALISATION OF PARTY A'S OBLIGATIONS UNDER THE FIXED SWAP (S&P): If at any time Party A in respect of the Fixed Swap does not have a short-term credit rating from S&P equal to or higher than S&P's Prescribed Rating, it must, at its cost alone:

       (a) immediately seek to enter into, and enter into by no later than 30 days after Party A ceases to have S&P's Prescribed Rating, an agreement to novate all of its rights and obligations under this Agreement as Party A to a replacement swap counterparty which does have a short term credit rating from S&P equal to or higher than S&P's Prescribed Rating; and

       (b) until the novation to the replacement swap counterparty referred to in (a) above is effective:

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                                       8

             (i) continue to fulfil its obligations as Party A under this Agreement in accordance with the terms of this Agreement;

             (ii) upon the expiration of 30 days after becoming aware that it does not have a short-term credit rating from S&P equal to or higher than S&P's Prescribed Rating deposit in the Collateral Account an amount equal to the CCA; and

             (iii) on each day which is 30 days after a previous payment of the
                   CCA, ensure that an amount has been deposited into the Collateral Account by Party A equal to the CCA (without duplication of any amount previously paid).

      If Party A is unable to effect a transfer in accordance with paragraph
      (a) above within 30 days, or if Party A so elects, it must enter into such other arrangements in respect of the Fixed Swap which are satisfactory to the Trust Manager and which each Designated Rating Agency confirms will not result in an Adverse Rating Effect.

      Party A may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

      Where Party A transfers its rights and obligations to a replacement swap counterparty in accordance with paragraph (a) above, Party B, at the direction of the Trust Manager, and each other party to this Agreement shall do all things necessary at the cost of Party A to novate the relevant rights and obligations to the replacement swap counterparty.

(3B) COLLATERALISATION OF PARTY A'S OBLIGATIONS UNDER THE FIXED SWAP (OTHER RATING AGENCIES)

       (a) If at any time Party A in respect of the Fixed Swap does not have a credit rating equal to or higher than the Prescribed Ratings from Moody's or Fitch then on the earlier of:

             (i) 30 days after such downgrade, if and while Party A has a long term credit rating of at least A-2 by Moody's or a short term credit rating of at least F1+ by Fitch; and

             (ii)  otherwise, 5 days after such downgrade,

             Party A must at its cost alone either:

             (A) put in place an appropriate mark-to-market collateral agreement (consisting of either cash or securities) or which may be based on any agreement reached between the parties, in support of its obligations under the Agreement, PROVIDED that Party A and Party B receive prior written confirmation from each Designated Rating Agency mentioned above that the rating assigned to the Notes then outstanding by each Designated Rating Agency mentioned above is not adversely affected by the downgrade following such collateral arrangements being put in place;
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                                       9


             (B) novate all its rights and obligations with respect to this Agreement to a replacement counterparty acceptable to the Trust Manager, Party B, Fitch and Moody's on substantially the same terms as this Agreement; or

             (C) enter into other arrangements satisfactory to Party B and the Trust Manager which Fitch and Moody's confirms will not result in an Adverse Rating Effect.

       (b) Party A may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

       (c) Where Party A transfers its rights and obligations to a replacement swap counterparty in accordance with paragraph (a)(B) above, Party B, at the direction of the Trust Manager, and each other party to this Agreement shall do all things necessary at the cost of Party A to novate the relevant rights and obligations to the replacement swap counterparty.

(3C)   GENERAL COLLATERALISATION PROVISIONS

       (a) If, at any time, Party A's obligations under this Agreement are transferred in accordance with any of Parts 5(3A), (3B), (4), (5) or (6), Party A shall be, provided that all costs of the transfer have been satisfied by Party A, immediately entitled to any collateral which it has provided under any of Parts 5(3A), (3B),
             (4), (5) or (6) (less any amount withdrawn in accordance with sub-paragraph (b) below).

       (b) Party B may only make withdrawals from the Collateral Account if directed to do so by the Trust Manager and then only for the purpose of:

             (i) transferring obligations under this Agreement in accordance with any of Parts 5(3A), (3B), (4), (5) or (6) (including the costs of obtaining a replacement counterparty);

             (ii) refunding to Party A any excess in the amount of any collateral deposited to the Collateral Account over the amount Party A is required to maintain under any of Parts 5(3A), (3B), (4), (5) or (6);

             (iii) withdrawing any amount which has been incorrectly
                   deposited into the Collateral Account;

             (iv) paying any relevant bank charges, financial institutions duty, bank accounts debit tax or other equivalent Taxes payable in respect of the Collateral Account; or

             (v) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

             The Trust Manager must direct Party B to, and Party B must, refund or pay to Party A the amount of any payment which may be made to Party A under (ii) or (iii) above as soon as such refund or payment is possible.

       (c) All interest on the Collateral Account will accrue and be payable monthly to Party A providing the amount deposited to the Collateral Account is not less than the


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                                       10


             amount Party A is required to maintain under the collateral agreement contemplated by any of Parts 5(3A), (3B), (4), (5) or
             (6).

(4) PREPAYMENT OF OBLIGATIONS UNDER BASIS SWAP: If on any Determination Date, Party A (in respect of the Basis Swap) does not have a short-term credit rating equal to or higher than the Prescribed Rating from any Designated Rating Agency and the Variable Rate is less than the Threshold Rate, Party A (in respect of the Basis Swap) must do one of the following:

       (a) (PREPAYMENT): subject to Part 5(5) and Part 5(6) of this Schedule, on the relevant Payment Date next following that Determination Date (each a "PREPAYMENT DATE"), pay to Party B the Net Prepayment Amount (if any) for the Collection Period commencing on that Prepayment Date by depositing such Net Prepayment Amount into the Collateral Account in cleared funds; or

       (b) (OTHER ARRANGEMENTS): enter into some other arrangement in respect of the Basis Swap which is satisfactory to the Trust Manager and Party B and which each Designated Rating Agency confirms will not result in an Adverse Rating Effect.

(5) CONDITIONS FOR MAINTAINING CASH COLLATERAL AND NET PREPAYMENT AMOUNT IN COLLATERAL ACCOUNT:

       (a) (CONDITIONS FOR DEPOSITING): The Net Prepayment Amount must not be deposited into the Collateral Account unless:

             (i)   the Collateral Account is held with an Eligible Bank; or

             (ii) the Collateral Account is not held with an Eligible Bank and, in each case, a standby guarantee from an Eligible Bank has been entered into to support the obligations of the entity with whom the Collateral Account is held, to repay from, in accordance with normal banking practice, moneys deposited and to be deposited into the Collateral Account.

       (b)   (TRANSFER OF NET PREPAYMENT AMOUNT):

             (i) (CANNOT BE DEPOSITED): If on any Prepayment Date an amount cannot be deposited into the Collateral Account pursuant to Part 5(5)(a) of this Schedule, Party B must, at the direction of the Trust Manager, immediately establish a new interest bearing account with an Eligible Bank and deposit the amount of each Net Prepayment Amount into the new account (and, pending the opening of such new account, deposit such amount into the Collections Account).

             (ii) (CANNOT CONTINUE TO BE DEPOSITED): If any amount has been deposited into the Collateral Account, but Party B becomes aware that such amount cannot continue to be deposited in the Collateral Account pursuant to Part 5(5)(a) of this Schedule, Party B must, at the direction of the Trust Manager:

                   (A) immediately establish a new interest bearing account with an Eligible Bank and transfer each such amount standing to the credit of the Collateral Account to the new account; and

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                                       11

                   (B) deposit each such amount it receives pursuant to Part 5(4)(a) of this Schedule into such new account.

(6)    ADJUSTMENTS TO PREPAYMENTS UNDER THE BASIS SWAP:

       (a)   (ADJUSTMENTS WHEN THE VARIABLE RATE IS LESS THAN THE THRESHOLD
             RATE): If Party A elects to pay to Party B the Net Prepayment Amount on a Prepayment Date pursuant to Part 5(4)(a) and that Net Prepayment Amount:

             (i) exceeds the amount remaining after deducting from the Prepayment Adjusted Amount (if any) for that Prepayment Date, the amount to be satisfied from it on that Prepayment Date pursuant to Section 2(f), then the aggregate amount which Party A is liable to pay to Party B under Part 5(4)(a) is the amount of the excess and such amount will be paid as a prepayment of Party A's obligations under the Basis Swap; or

             (ii) is less than the amount remaining after deducting from the Prepayment Adjusted Amount for that Prepayment Date, the amount to be satisfied from it on that Prepayment Date pursuant to Section 2(f), then Party B must pay to Party A the amount of the difference from the Collateral Account.

       (b) (ADJUSTMENTS WHERE THE VARIABLE RATE EQUALS OR EXCEEDS THE THRESHOLD RATE): If, on any Determination Date, Party A has the Prescribed Rating from each Designated Rating Agency or the Variable Rate equals or exceeds the Threshold Rate, Party B must pay to Party A on the next Payment Date the amount remaining after deducting from the Prepayment Adjusted Amount (if any) the amount to be satisfied from it on that Payment Date pursuant to
             Section 2(f).

       (c) (PREPAYMENT): A prepayment by Party A under Part 5(4)(a) or Part 5(6)(a) will constitute a prepayment of Party A's payment obligations (to the extent thereof) in respect of the Basis Swap.

       (d) (PARTY A): All references to Party A in this Part 5(6) are to Party A in respect of the Basis Swap.

(7) SEGREGATION: Where Party A in respect of the Basis Swap is a different entity to Party A in respect of the Fixed Swap, the provisions of this Agreement shall have effect separately and severally in respect of the Basis Swap and the Fixed Swap and shall be enforceable by Party B as though a separate agreement applied between Party A and Party B in respect of the Basis Swap and the Fixed Swap, so that (among other things):

       (a) representations made and agreements entered into by the parties under this Agreement are made and entered into separately and severally by Party B in respect of each of the Fixed Swap and the Basis Swap and may be enforced by Party B against Party A separately and severally in respect of each of the Fixed Swap and the Basis Swap;

       (b) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B separately and severally in respect of each of the Fixed Swap and the Basis Swap, and only accrue to Party B


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                                       12

             against Party A separately and severally in respect of each of the Fixed Swap and the Basis Swap;

       (c) the occurrence of an Event of Default or Termination Event in respect of the Fixed Swap does not in itself constitute an Event of Default or Termination Event in respect of the Basis Swap; and

       (d) the occurrence of an Event of Default or Termination Event in respect of the Basis Swap does not in itself constitute an Event of Default or Termination Event in respect of the Fixed Swap.

(8) PAYMENT DEFAULT: In Section 5, delete Section 5(a)(i) and replace it with the following:

             "(i) FAILURE TO PAY. Failure by that party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the tenth Business Day after notice of such failure is given to the party."

(9) TERMINATION: In Section 6(b) add the following sentence at the end of the second paragraph of Section 6(b)(ii):

             "However, if Party A is that other party it must, if so requested by the Trust Manager, use reasonable efforts to make such a transfer to an Affiliate (as that expression is defined in Section
             14) provided each Designated Rating Agency has given prior confirmation to Party A that such a transfer will not result in an Adverse Rating Effect."

(10) UNPAID AMOUNTS: After Section 6(e)(ii), a new Section 6(e)(iii) is inserted as follows, Section 6(e)(iii) and 6(e)(iv) are renumbered accordingly, and all cross references in the Agreement to Sections 6(e)(iii) and (iv) are renumbered to the extent necessary:

             "(iii)UNPAID AMOUNTS. If the Second Method and Loss apply in respect of a Terminated Transaction, in addition to the amounts (if any) payable under Section 6(e)(i)(4) or Section 6(e)(ii), an amount will be payable equal to the sum of the Termination Currency Equivalent of the Unpaid Amounts owing to Party B. If the amount payable is a positive number, Party B will pay that amount to Party A; if it is a negative number, Party A will pay that amount to Party B. For the purposes of this Section 6(e)(iii), the definition of "Unpaid Amounts" in Section 14 will be construed so that references in that definition to "all Terminated Transactions" and "each Termination Transaction" are references only to Terminated Transactions in respect of which the Second Method and Loss apply."

(11)   FACSIMILE TRANSMISSION:  In Section 12:

       (a)   Delete the following words where they appear in lines 2 and 3 of
             Section 12(a):

                   "(except that a notice or other communication under Section 5 or Section 6 may not be given by facsimile transmission or electronic messaging system)";

       (b)   Replace Section 12(a)(iii) with:

                  "(iii) if sent by facsimile transmission, on the date a
                         transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;"

       (c)   Insert a new paragraph (vi) in Section 12(a) immediately after
             Section 12(a)(v) as follows:

                   "(vi) if sent by ordinary mail, on the third (seventh, if
                         posted to or from a place outside Australia) day after posting."

(12)   DEFINITIONS

       In this Agreement, unless the contrary intention appears:

       (a) MASTER DEFINITIONS SCHEDULE AND SUPPLEMENTAL DEED: unless defined in this Agreement words and phrases defined in the Master Definitions Schedule and the Supplemental Deed have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Definitions Schedule or the Supplemental Deed (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Master Definitions Schedule and the Supplemental Deed, the Supplemental Deed prevails over the Master Definitions Schedule in respect of the Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Definitions Schedule in relation to a Trust (as defined in the Master Definitions Schedule) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Trust (as defined in the Supplemental Deed);

       (b) INTERPRETATION: references to time are references to Melbourne time, unless stated otherwise;

       (c)   TRUSTEE CAPACITY:

             (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Trust only, and in no other capacity; and

             (ii) a reference to the undertaking, assets, business, money or other thing of or in relation to Party B is a reference to the undertaking, assets, business, money or other thing of or in relation to Party B in the capacity referred to in paragraph (i) only;

       (d)   DEFINITIONS:  in Section 14:

             (i) replace the definitions of "AFFECTED TRANSACTIONS" and "LOCAL BUSINESS DAY" with the following:

                   ""AFFECTED TRANSACTIONS" means, with respect to a Termination Event, all Transactions."

                   "LOCAL BUSINESS DAY" has the same meaning as "BUSINESS Day"."

             (ii)  insert the following new definitions:

                   "AMOUNTS OUTSTANDING" in relation to a Housing Loan means, at any given time, the amount recorded at that time as the balance of the Housing Loan in the Housing Loan System which balance includes amounts which have been charged to the Housing Loan but excludes amounts which are accrued against the Housing Loan.

                   "BASIS SWAP" means the Transaction entered into between Party A, Party B and the Trust Manager on the terms specified in the form of the Confirmation set out in Annexure 1 (or as otherwise agreed between Party A, Party B and the Trust Manager).

                   "BASIS SWAP AMOUNT" in relation to an Interest Period means an amount calculated in accordance with the following:

                                AOFi
                   BSA=AIAx (1- -----)
                                AOHL
                   Where:

                   BSA = the Basis Swap Amount.

                   AIA = the aggregate Invested Amount of all Notes outstanding on the first day of such Interest Period.

                   AOHL = the Amounts Outstanding under all Housing Loans as at the first day of the Collection Period ending immediately preceding the last day of that Interest Period.

                   AOFi has the meaning given in the definition of "Fixed Swap Amount".

                   "CCA" means, in respect of an entity where the entity does not have a short term credit rating from S&P equal to or higher than S&P's Prescribed Rating in respect of the Fixed Swap, an amount at least equal to the greater of:

                   (i)    zero;

                   (ii)   CR;

                   (iii)  1% of the Fixed Swap Amount; or

                   (iv) the net amount (if any) as determined by the Trust Manager that is expected to be due by Party A to Party B in respect of the Fixed Swap on the immediately following Payment Date (calculated on the basis that there will be no prepayments made by the Mortgagors under the Housing Loans (excluding the Housing Loans being charged a Variable Rate) and no conversion of the interest rate payable under any Housing Loan from a fixed rate to a variable rate or from a variable rate to a fixed rate during the relevant Collection Period).

                   Where:

                   CR =   MTM + VB

                   MTM = the aggregate mark-to-market value (whether positive or negative) of each Transaction in respect of the Fixed Swap determined in accordance with the following paragraph no earlier than 3 Business Days prior to the date that the CCA is deposited in the Collateral Account.

                   Party A must calculate the mark-to-market value of each Transaction in respect of the Fixed Swap by obtaining 2 bids from counterparties willing to provide each Transaction in the absence of Party A with ratings acceptable to S&P. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

                   VB = the volatility buffer, being the value calculated by multiplying the Fixed Swap Amount as at the most recent Determination Date by the relevant percentage obtained from the following table:

                  ------------------------------------------------------------
                  Where the period       Where the period     Where the period
                  between the date of    between the date of  between the date
                  calculation and        calculation and      of calculation
                  the weighted average   the weighted         and the weighted
                  of the maturity dates  average of the       average of the
                  of the then fixed      maturity dates of    maturity dates of
                  rate periods in        the then fixed       the then fixed
                  respect of the         rate periods in      rate periods in
                  Housing Loans          respect of the       respect of the
                  which are charged      Housing Loans which  Housing Loans
                  a fixed rate of        which are charged    which are charged
                  interest at the        a fixed rate of      a fixed rate of
                  beginning or end or    interest is greater  interest is
                  at that time is        than 5 years and     greater than 10
                  less than or           less than or         years
                  equal to 5 years       equal to 10 years

                  ------------------------------------------------------------
                          1.5                3.15                  6
                  ------------------------------------------------------------


                   "COLLATERAL ACCOUNT" means any account into which collateral is provided by Party A in accordance with this Agreement.

                   "FIXED RATE FINANCE CHARGES" means, in relation to an Interest Period, the aggregate Finance Charge Collections for the Collection Period ending immediately prior to the last date of the Interest Period for each Receivable charged a fixed rate of interest for the duration of that Collection Period (or for any Receivable charged a fixed rate of interest for part of that Collection Period, the Finance Charge Collections for the Receivable relating to that shorter period).

                   "FIXED SWAP" means the Transaction entered into pursuant to the terms of this Agreement between Party A, Party B and the Trust Manager on the terms specified in the form of the Confirmation set out in Annexure 2 (or as otherwise agreed between Party A, Party B and the Trust Manager).

                   "FIXED SWAP AMOUNT" means, in relation to an Interest Period, an amount calculated in accordance with the following:

                         FSA = AIA xAOFi
                                  -------
                                    AOHL

                   Where:

                   FSA  = the Fixed Swap Amount.

                   AIA  = the aggregate Invested Amount of all Notes
                          outstanding on the first day of such Interest Period.

                   AOHL = has the meaning given in the definition of "Basis
                          Swap Amount".

                   AOHL1 = the Amounts Outstanding under all Housing Loans as at the first day of the Collection Period ending immediately preceding the last day of that Interest Period.

                   AOHL2 = the Amounts Outstanding under all Housing Loans as at the last day of the Collection Period ending immediately preceding the last day of that Interest Period.

                                                           AOFi1
                          AOFi = AOFi2 + (AOHL1 - AOHL2) x ______
                                                           AOHL1


                   AOFi1 = the Amount Outstanding under all Housing Loans
                           (excluding Housing Loans being charged a floating rate of interest on such day) as at the first day of the Collection Period ending immediately preceding the last day of that Interest Period.

                   AOFi2 = the Amount Outstanding under all Housing Loans
                           (excluding Housing Loans being charged a floating rate of interest on such day) as at the last day of the Collection Period ending immediately preceding the last day of that Interest Period.

                   "HOUSING LOAN SYSTEM" means the electronic and manual reporting database and record keeping system used by the Servicer to monitor housing loans, as updated and amended from time to time.

                   "MASTER DEFINITIONS SCHEDULE" means the deed entitled "Kingfisher Master Trusts Master Definitions Schedule" dated 1 August 2000 between the Trust Manager, Party B and P.T. Limited as amended by the deed entitled "Kingfisher Master Trusts Amending Deed" dated on or about the date of this Agreement.

                   "NET PREPAYMENT AMOUNT" in relation to the Basis Swap and a Determination Date and the Interest Period commencing on the next Prepayment Date, means the amount determined in accordance with the following formula:

                                           n
                            NPA=Y x BSA x_____
                                          365

                   where:

                   NPA  =    the Net Prepayment Amount for that Interest
                             Period;

                   Y    =    TR-VR (expressed as a percentage);

                   TR   =    the Threshold Rate on that date;

                   VR   =    the Variable Rate on that date;

                   BSA  =    the Basis Swap Amount for that Interest Period;
                             and

                   n    =    the actual number of days in that Interest
                             Period.

                   "PREPAYMENT ADJUSTED AMOUNT" means:

                   (a) for the first Prepayment Date, the Net Prepayment Amount paid by Party A in respect of the Basis Swap pursuant to Part 5(4)(a) of this Schedule in relation to the Interest Period commencing on that Prepayment Date; and

                   (b) for each subsequent Prepayment Date, the aggregate balance of the Net Prepayment Amount paid by Party A in respect of the Basis Swap pursuant to
                         Part 5(4)(a) of this Schedule after taking into account any applications and any additional prepayments by, or repayments to, Party A in respect of the Basis Swap pursuant to Part 5(4) of this Schedule.

                   "PREPAYMENT DATE" means the first day of each Interest Period in respect of the Basis Swap unless Party A in respect of the Basis Swap has a short term credit rating on the Determination Date preceding that day equal to the Prescribed Rating from each Designated Rating Agency.

                   "PRESCRIBED RATING" means:

                   (a) a short term credit rating of A-1 in the case of S&P;

                   (b) a short term credit rating of F1 in the case of Fitch; or

                   (c) in the case of the Fixed Swap, a short term credit rating of P-1 or a long term rating of A2 in the case of Moody's and, in relation to the Basis Swap, a short term rating of P-1 in the case of Moody's.

                   "SUPPLEMENTAL DEED" means the deed entitled "Kingfisher Trust 2001-1G Supplemental Deed" dated on or about the date of this Agreement between Party A, the Trust Manager, Party B and certain other parties.

                   "TRUST" means the Kingfisher Trust 2001-1G constituted by the Master Trust Deed and a notice of creation of trust.

                   "VARIABLE FINANCE CHARGES" in relation to an Interest Period means the aggregate Finance Charge Collections in respect of the Collection Period ending immediately prior to the last day of the Interest Period for each Receivable charged a variable rate of interest for the duration of that Collection Period (or for any Receivable charged a variable rate of interest for part of that Collection Period, the Finance Charge Collections for the Receivable relating to that shorter period).

                   "VARIABLE RATE" in relation to a Determination Date means the rate then equal to the weighted average of the Variable Rates charged in respect of each account established in the Housing Loan System for the Housing Loans on that Determination Date, rounded up to 4 decimal places.

       (f) ISDA DEFINITIONS: The 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc) (the "2000 ISDA DEFINITIONS") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

       (g) INCONSISTENCY: Unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

             (i)   any Confirmation;

             (ii)  this Agreement;

             (iii) the Supplemental Deed;

             (iv)  the Master Trust Deed; and

             (v)   the 2000 ISDA Definitions.

       (h)   SWAP TRANSACTION:  Any reference to a:

             (i) "SWAP TRANSACTION" in the 2000 ISDA Definitions is deemed to be a reference to a "TRANSACTION" for the purpose of interpreting this Agreement or any Confirmation; and

             (ii) "TRANSACTION" in this Agreement or any confirmation is deemed to be a reference to a "SWAP TRANSACTION" for the purpose of interpreting the 2000 ISDA Definitions.

(13)   LIMITATION OF LIABILITY:  Insert the following Section 16, after
       Section 15:

       "16.  PARTY B'S LIMITATION OF LIABILITY

             (a) Party B enters into this Agreement and each Transaction only in its capacity as trustee of the Trust and in no other capacity. A liability of Party B arising under or in connection with this Agreement, a Transaction or the Trust is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of the Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than clause 16(c) below) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement, any Transaction or the Trust.

             (b) The parties other than Party B may not sue Party B in any capacity other than as trustee of the Trust including seeking the appointment of a receiver (except in relation to the Assets of the Trust) or liquidator, administrator or any similar person to Party B or prove in any liquidation, administration or arrangement of or affecting Party B (except in relation to the Assets of the Trust).

             (c) The provisions of this clause 16 limiting Party B's liability will not apply to any obligation or liability of Party B to the extent that it is not satisfied because, under this Agreement or any other Transaction Document in relation to the Trust, or by operation of law, there is a reduction in the extent of Party B's indemnification out of the Assets of the Trust, as a result of Party B's fraud, gross negligence or wilful default.

             (d) It is acknowledged that the Relevant Parties are responsible under this Agreement and the other Transaction Documents in relation to the Trust for performing a variety of obligations relating to the Trust. No act or omission of Party B (including any related failure to satisfy its obligations or breach of representation or warranty under this Agreement) will be considered fraud, gross negligence or wilful default for the purposes of clause 16(c) above to the extent the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed by Party B under any Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the Trust or by any other act or omission of any Relevant Party or any other such person regardless of whether or not the act or omission is purported to be done on behalf of Party B.

             (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this Agreement or any other Transaction Document has authority to act on behalf of Party B in a way that exposes Party B to any personal liability, and no act or omission of any such person will be considered fraud, gross negligence or wilful default of Party B for the purpose of clause 16(c) above.

             (f) Party B is not obliged to do anything or refrain from doing anything under or in connection with this Agreement (including incur a liability) unless Party B's liability is limited in the same manner as set out in this clause.

(14)   MONTHLY SWAP STATEMENT:  Insert the following new Section 17 after
       Section 16:

       "17   MONTHLY SWAP STATEMENT

             On each Determination Date the Trust Manager will:

             (a) (PREPARE MONTHLY STATEMENT): prepare and transmit to each of Party A and Party B a monthly swap statement containing the information specified in Annexure 3 of this Agreement; and

             (b) (SEND INFORMATION): send to each Designated Rating Agency such information in the possession of the Trust Manager as each Designated Rating Agency reasonably requires in relation to the Basis Swap, the Fixed Swap and any other matters in connection with this Agreement."

(15)   NOTES REPAID:  Insert the following new Section 18 after Section 17:

       "18   NOTES REPAID

             If the Invested Amount in respect of the Notes has been repaid, or the Notes are deemed under the Supplemental Deed to have been redeemed in full, then the obligations (if any) of Party A in respect of the Basis Swap under
             Part 5(4)(a) and Part 5(7) of the Schedule cease and Party B must repay to Party A in respect of the Basis Swap any remaining prepayments made pursuant to those provisions."

(16) FURTHER ASSURANCES: Each party will, upon request by the other party (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(17) HEDGING ARRANGEMENT: The parties acknowledge and agree that for the purposes of the Transaction Documents this Agreement is a Hedging Arrangement.

(18)   PROCEDURES FOR ENTERING INTO TRANSACTIONS

       (a) With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send:

             (i) Party B and the Trust Manager a Confirmation substantially in the form set out in Annexure 1 (or in such other form as may be agreed between Party A, Party B and the Trust Manager), and Party B and the Trust Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

             (ii) Party B and the Trust Manager a Confirmation substantially in the form set out in Annexure 2 (or in such other form as may be agreed between Party A, Party B and the Trust Manager), and Party B and the Trust Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

       (b) Party B will enter into each Transaction in its capacity as trustee of the Trust.

(19) AUTHORISED OFFICER: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Officer of that party.

(20)   RECORDED CONVERSATIONS:  Each party:

       (a) consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

       (b) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

       (c) acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

       (d) acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(21) KNOWLEDGE OR AWARENESS: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Entity of that party which have the day to day responsibility for the administration or management of that party's (or a Related Entity of that party's) obligations in relation to the Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(22) AMENDMENTS TO THIS AGREEMENT: The Trust Manager must give 10 Business Days' notice in writing to each Designated Rating Agency of any amendments to this Agreement.

(23) TRUST MANAGER'S UNDERTAKING: The Trust Manager, Party A and Party B undertake to comply with their respective obligations under the Supplemental Deed and the Transaction Documents for the Trust. For the avoidance of doubt, the parties acknowledge and agree that the failure by Party B, the Trust Manager or Party A to comply with this undertaking will not give rise to an Event of Default under this Agreement.

(24) APPOINTMENT OF TRUST MANAGER: Party A acknowledges that, under the Master Trust Deed, Party B has appointed the Trust Manager as Trust Manager of the Trust, with the powers set out in, and upon and subject to the terms of the Master Trust Deed. Accordingly, subject to the terms of the Master Trust Deed, the Trust Manager may arrange and monitor Transactions and exercise all other rights and powers of Party B under this Agreement provided it keeps Party B informed of actions so taken.

(25) BREAK COSTS: For the avoidance of doubt, the parties acknowledge and agree that the non-payment by Party B to Party A of Early Repayment Costs on a Payment Date which Party B has not received pursuant to the Supplemental Deed during that Collection Period just ended will not give rise to an Event of Default under this Agreement.

(26) AUSTRALIAN ADDENDA. The following addenda to Schedule to Master Agreement of International Swap Dealers Association, Inc. in the form of the copies attached to this Agreement are deemed to be incorporated in this Agreement:

       - September 1991 Australian Addendum No. 1 (as amended in September 1992, March 1994 and March 1997) - Interest Rate Caps, Collars and Floors

       - September 1991 Australian Addendum No. 2 (as amended in September 1992, March 1994 and March 1997) - Swaptions

       -     September 1992 Australian Addendum No. 6 - $A Forward Rate
             Agreements

       -     September 1992 Australian Addendum No. 7 - Forward Rate Bill
             Agreements

PART 6 - SECURITISATION PROVISIONS

(a) INCONSISTENCY. In the event of any inconsistency between the provisions of this Part 6 and any other provision of this Agreement, the provisions of this Part 6 will prevail.

(b) DEDUCTION OR WITHHOLDING FOR TAX. Section 2 of the agreement is amended as follows:

       (i) In Section 2(d)(ii)(1) the following words are deleted where they appear:

                   "in respect of which X would not be required to pay an additional amount to Y under section 2(d)(i)(4)".

       (ii) Section 2(d)(i)(4) is deleted in its entirety.

(c)    EVENTS OF DEFAULT AND TERMINATION EVENTS.

       (i) The following provisions of Section 5 will not apply to either Party A or Party B:

             Section 5(a)(ii) Section 5(a)(iii) Section 5(a)(iv) Section 5(a)(v)
             Section 5(a)(vi) Section 5(b)(ii) Section 5(b)(iii) Section
             5(b)(iv)

       (ii) Section 5(a)(i) will not apply to Party B to the extent it relates to a failure by Party B to include in amounts due to be paid to Party A under the Fixed Swap any Non-Collection Fees for the related Collection Period.

(d)    TRANSFER.  A new paragraph (c) is added to Section 7 as follows:

            "a party may make such a transfer under, or in accordance with, the Global Master Security Trust Deed."

       and replace the "." at the end of Section 7(b) with "; and".

(e)    ROLE AND LIABILITY OF TRUST MANAGER.

       Party A acknowledges that the Trust Manager will, at the request of Party B, perform the day to day management of the Trust on the terms and conditions of the Master Trust Deed. Any rights or obligations of Party B under this Agreement may be exercised or satisfied (as the case may be) by the Trust Manager on behalf of Party B (and the Trust Manager will keep Party B informed of any action so taken by the Trust Manager) and Party A is not obliged to enquire as to the authority of the Trust Manager to take such action on behalf of Party B.

       Notwithstanding any other provision of this Agreement, the Trust Manager is not liable:

       (i) in connection with anything done by it in good faith and without negligence in reliance upon any document, form or list except where it is actually aware that the document, form or list is not genuine; or

       (ii) if it fails to do anything because it is prevented or hindered from doing it by law or order; or

       (iii) to anyone for payments made by it in good faith to a fiscal authority in connection with Taxes (including Taxes assessed on the income of the Trust) or other charges in respect of a Trust even if the payment need not have been made; or

       (iv) if a person fails to carry out an agreement with the Trust Manager in connection with the Trust; or

       (v) to anyone because of any error of law or any matter done or omitted to be done by it in good faith in the event of the liquidation or dissolution of a company (other than a company under its control), except to the extent that any of the foregoing is caused by the Trust Manager's own gross negligence, fraud or wilful default.

       The Trust Manager personally is not a "party" (as that term is used in Section 2(a)(i) of the Master Agreement) under the Agreement for the purposes of determining the obligations, representations and undertakings of each "party" to it.

(f) PAYMENTS PRIOR TO EARLY TERMINATION DATE: A new Section 6(e)(vi) is inserted as follows:

       (i) If a party (in this Section 6 (e)(vi), "R") makes a payment under a Transaction in advance in respect of a period, and an Early Termination Date occurs before that period has elapsed, then the other party (in this Section 6(e)(vi), "S") must pay (by way of refund) to R, as an amount due in respect of that Early Termination Date, an amount equal to the Termination Currency Equivalent of:

             PAYMENT X BALANCE
           ---------------------
                  Period

             where

             Payment    is the amount paid in advance;
                                                      -

             Period     is the period to which the Payment related; and

             Balance     is the part of the Period from the Early
                         Termination Date to the end of the Period;
                                                                   -

             such amount the "Advance Refund Amount".
                                                     -

                                   ANNEXURE 1

                       FORM OF CONFIRMATION FOR BASIS SWAP

                        - KINGFISHER TRUST 2001-1G ("TRUST")

                              [PARTY A LETTERHEAD]

[DATE]

TO:      Perpetual Trustee Company Limited  ANZ Capel Court Limited
         as trustee of the Trust            Level 6
         Level 3                            530 Collins Street
         39 Hunter Street                   MELBOURNE   VIC  3000
         SYDNEY  NSW  2000

         ATTENTION:  Manager,               ATTENTION:  Manager, Primary
                   Securitisation Services            Markets Group

SWAP CONFIRMATION - BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novated or supplemented from time to time ("AGREEMENT"), between Australia and New Zealand Banking Group Limited (ABN 11 005 357 522) ("PARTY A"), Perpetual Trustee Company Limited, (ABN 42 000 001 007) as trustee of the Trust ("PARTY B") and ANZ Capel Court Limited (ABN 30 004 768 807) ("TRUST MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                 [                         ]
TRADE DATE:                    [                         ]
EFFECTIVE DATE:                [                         ]
TERMINATION DATE:              Means the earlier of:
                               (a)    the date that all the Notes have been
                                      redeemed in full; and

                               (b)    the Termination Date for the Trust,
                               subject to the Following Business Day
                               Convention.
 NOTIONAL AMOUNT:              With respect to each Interest Period, means
                               the Basis Swap Amount for the Interest
                               Period.

 FLOATING ADMINISTERED RATE

 AMOUNTS:

 Floating Administered Rate
 Payer:                        Party B
 Floating Administered Rate
 Payer:                        Each Payment Date
 Payment Dates:
 Floating Administered Rate
 Amount:                       For the purposes of determining the Floating
                               Administered Rate Amount payable on each Payment
                               Date, Section 6.1 of the 2000 ISDA Definitions
                               does not apply and the Floating Administered Rate
                               Amount for each Interest Period will be
                               determined as the Variable Finance Charges for
                               the Interest Period.
 FLOATING BBSW AMOUNTS:
 Floating BBSW Rate Payer:     Party A
 Floating BBSW Rate Payer
 Payment Dates:                Each Payment Date
 Payment Dates:

 Floating Rate Option:         AUD-BBR-BBSW

                               an amount calculated in accordance with the
 Spread:                       following:
                               M + [   ]%
                               Where:

                               M = the weighted average Margin on the Notes outstanding on the first day of the Collection Period expiring immediately prior to such Payment Date the aggregate of the Spread for the currency
                                swap for the Class A Notes and the Class B
 Margin:                        Note Margin
 Floating Rate Day Count:      Actual/365 (Fixed)
 Fraction:
 Reset Dates:                  The first day of each Interest Period.
 BUSINESS DAY:                 Melbourne
 BUSINESS DAY CONVENTION:      Following
 CALCULATION AGENT:            The Trust Manager

 ACCOUNT DETAILS INSTRUCTION:
 Account for payments to
 Party A:                      [Please advise]
 Account for payments to
 Party B:                      [Please advise]
                               The Transaction to which this Confirmation
                               relates is a Basis Swap for the purposes of
 OTHER PROVISIONS:             the Agreement.
Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY LIMITED           SIGNED for and on behalf of
(ABN 42 000 001 007) as trustee of          AUSTRALIA AND NEW ZEALAND BANKING
the Kingfisher Trust 2001-1G                GROUP LIMITED (ABN 11 005 357 522)


By:                                         By:
    -------------------------------             -------------------------------
      (Authorised Officer)                        (Authorised Officer)

Name:                                       Name:
     ------------------------------              ------------------------------

Title:                                      Title:
       -----------------------------               -----------------------------



SIGNED for and on behalf of
ANZ CAPEL COURT LIMITED (ABN
30 004 768 807)


By:
    -------------------------------
      (Authorised Officer)

Name:
     ------------------------------

Title:
       -----------------------------

                                   ANNEXURE 2

                       FORM OF CONFIRMATION FOR FIXED SWAP

                        - KINGFISHER TRUST 2001-1G ("TRUST")

                              [PARTY A LETTERHEAD]

[DATE]


TO:    Perpetual Trustee Company Limited     ANZ Capel Court Limited
       as trustee of the Trust               Level 6
       Level 3                               530 Collins Street
       39 Hunter Street                      MELBOURNE   VIC   3000
       SYDNEY NSW 2000

       ATTENTION:  Manager,                  ATTENTION:   Manager, Primary
                   Securitisation Services                Markets Group

SWAP CONFIRMATION - FIXED SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novated or supplemented from time to time ("AGREEMENT"), between Australia and New Zealand Banking Group Limited, (ABN 11 005 357 522) ("PARTY A"), Perpetual Trustee Company Limited, (ABN 42 000 001 007) as trustee of the Trust ("PARTY B") and ANZ Capel Court Limited (ABN 30 004 768 807) ("TRUST MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                [                         ]

TRADE DATE:                   [                         ]

EFFECTIVE DATE:               [                         ]

TERMINATION DATE:             Means the earlier of:

                              (a) the date that all of the Notes have been redeemed in full; and


                              (b)    the Termination Date for the Trust,
                              subject to the Following Business Day
                              Convention.

                              With respect to each Interest Period, means the
NOTIONAL AMOUNT:              Fixed Swap Amount for that Interest Period.

FIXED AMOUNTS:

Fixed Rate Payer              Party B

Fixed Rate Payer Payment
Dates                         Each Payment Date

Fixed Amount                  For the purposes of determining the Fixed Amount
                              payable on each Payment Date, Section 5.1 of the 2000 ISDA Definitions does not apply and the Fixed Amount for each Interest Period will be determined as the Fixed Rate Finance Charges for that Interest Period.

FLOATING AMOUNTS:

Floating Rate Payer           Party A

Floating Rate Payer Payment
Dates                         Each Payment Date

Floating Rate Option          AUD-BBR-BBSW

                              an amount calculated in accordance with the
Spread                         following:
                              M + [   ]%

                              Where:

                              M=     weighted average Margin on the Notes
                                     outstanding on the first day of the
                                     Collection Period expiring immediately
                                     prior to such Payment Date

                               the aggregate of the Spread for the currency
                               swap for the Class A Notes and the Class B
Margin:                        Note Margin

Floating Rate Day Count
Fraction                      Actual/365 (Fixed)

Reset Dates                   The first day of each Interest Period.

BUSINESS DAY:                 Melbourne

BUSINESS DAY CONVENTION:      Following

CALCULATION AGENT:            The Trust Manager

ACCOUNT DETAILS INSTRUCTION:

Account for payments to
Party A                       [Please advise]

Account for payments to
Party B                       [Please advise]

OTHER PROVISIONS:              The Transaction to which this Confirmation
                               relates is a Fixed Swap for the purposes of the Agreement.

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of                SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY                  AUSTRALIA AND NEW ZEALAND BANKING
LIMITED (ABN 42 000 001 007)               GROUP LIMITED (ABN 11 005 357 522)
as trustee of the Kingfisher
Trust 2001-1G



By:                                         By:
    -------------------------------             -------------------------------
      (Authorised Officer)                        (Authorised Officer)

Name:                                       Name:
     ------------------------------              ------------------------------

Title:                                      Title:
       -----------------------------               -----------------------------



SIGNED for and on behalf of ANZ
CAPEL COURT LIMITED (ABN 30 004 768
807)

By:
    -------------------------------

(Authorised Officer)

Name:
     -------------------------------

Title:
      ------------------------------

                                   ANNEXURE 3

                             MONTHLY SWAP STATEMENT

                            KINGFISHER TRUST 2001-1G

Date:  [                  ]

To: AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED (ABN 11 005 357 522) ("PARTY A")

And:   PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007) ("PARTY B")

From   ANZ CAPEL COURT LIMITED (ABN 30 004 768 807) ("TRUST MANAGER")



ISDA MASTER AGREEMENT DATED [ ] BETWEEN PARTY A, PARTY B AND THE TRUST MANAGER ("AGREEMENT")

Determination Date:

Interest Period:

The Trust Manager has determined and gives notice of the following:

1      BASIS SWAP

       (a)   Notional Amount for the Interest Period:

       (b)   Variable Finance Charges for the Interest Period:

       (c)   AUD-BBR-BBSW Spread:

2      FIXED SWAP

       (a)   Notional Amount for the Interest Period:

       (b)   Fixed Rate Finance Charges for the Interest Period:

       (c)   AUD-BBR-BBSW Spread:

3      RATE SET

       BBSW for the Interest Period.

4      NET AMOUNT

       Net amount due for payment by Party A on the immediately following Payment Date:

       Net amount due for payment by Party B on the immediately following Payment Date:

Terms used and not otherwise defined in this statement have the same meaning as in the Agreement, as amended, supplemented or novated from time to time.

SIGNED for and on behalf of
ANZ CAPEL COURT LIMITED
(ABN 30 004 768 807)



By...............................

(Authorised Officer)

Name:............................

Title: ..........................

SIGNED by                           )
as attorney for AUSTRALIA AND NEW   )
ZEALAND BANKING GROUP LIMITED       )
under power of attorney dated       )
                                    )
in the presence of:                 )
                                    )
 ................................    )
Signature of witness                )
                                    )
 ................................    )
Name of witness (block letters)     )
                                    )      ................................
 ................................    )      By executing this agreement the
Address of witness                  )      attorney states that the
                                    )      attorney has received no notice
 ................................    )      of revocation of the power of
Occupation of witness               )      attorney







SIGNED by                           )
as attorney for PERPETUAL TRUSTEE   )
COMPANY LIMITED   under power of    )
attorney dated                      )
                                    )
in the presence of:                 )
                                    )
 ................................    )
Signature of witness                )
                                    )
 ................................    )
Name of witness (block letters)     )
                                    )      ................................
 ................................    )      By executing this agreement the
Address of witness                  )      attorney states that the
                                    )      attorney has received no notice
 ................................    )      of revocation of the power of
Occupation of witness               )      attorney

SIGNED by
as attorney for ANZ CAPEL COURT     )
LIMITED under power of attorney     )
dated                               )
                                    )
in the presence of:                 )
                                    )
 ................................    )
Signature of witness                )
                                    )
 ................................    )
Name of witness (block letters)     )
                                    )      ................................
 ................................    )      By executing this agreement the
Address of witness                  )      attorney states that the
                                    )      attorney has received no notice
 ................................    )      of revocation of the power of
Occupation of witness               )      attorney